Kemper Total Return Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1995

SEEKING THE HIGHEST TOTAL RETURN, A COMBINATION OF INCOME AND CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK

"...strength from both the equity and fixed-income markets exposed us to the best of both worlds..."


[KEMPER MUTUAL FUNDS LOGO]

Table of Contents

3
General
Economic Overview
5
Performance Update
7
Terms to Know
9
Industry Sectors
11
Largest Holdings
13
Portfolio of
Investments
18
Report of
Independent Auditors
19
Financial Statements
21
Notes to
Financial Statements
25
Financial Highlights


At A Glance

Kemper Total Return Fund total returns for the year ended October 31, 1995 (unadjusted for any sales charge):


                                 [BAR GRAPH]

CLASS A                                             19.46%
CLASS B                                             18.42%
CLASS C                                             18.76%
LIPPER BALANCED FUNDS
CATEGORY AVERAGE*                                   17.98%

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------

                                  AS OF             AS OF
                                10/31/95          10/31/94

KEMPER TOTAL RETURN FUND
CLASS A                           $10.60            $9.10
KEMPER TOTAL RETURN FUND
CLASS B                           $10.59            $9.09
KEMPER TOTAL RETURN FUND
CLASS C                           $10.61            $9.09


------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
LIPPER RANKINGS
------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE
LIPPER BALANCED FUNDS CATEGORY*


                         CLASS A         CLASS B         CLASS C
  1-YEAR                 # 60 OF         # 98 OF         # 84 OF
                         199 FUNDS       199 FUNDS       199 FUNDS
  5-YEAR                 # 29 OF
                         60 FUNDS        N/A             N/A
  10-YEAR                # 17 OF
                         30 FUNDS        N/A             N/A

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

------------------------------------------------------------------------
DIVIDEND REVIEW
------------------------------------------------------------------------

DURING THE FISCAL YEAR, KEMPER TOTAL RETURN FUND PAID THE FOLLOWING DIVIDENDS:


                CLASS A       CLASS B      CLASS C

INCOME
DIVIDEND:       $0.2450      $0.1588       $0.1680


About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

  Specifically, your report now includes:
- Terms you need to know related to your fund
- A look at your fund's sector weightings and how they have changed
- A comparison of your fund and its benchmark sector weightings
- Your fund's largest individual holdings
  If you have any comments about the revised format, please write to:
  Kemper Mutual Funds
  Shareholder Communications
  120 South LaSalle Street
  Chicago, IL 60603

General Economic Overview

[PHOTO OF STEPHEN B. TIMBERS]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide are significantly higher than they were in 1994.
      We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.
      Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.
      It is likely that the Fed will reduce rates again, possibly as early as December 19. An additional rate cut would provide stimulation for the economy and acknowledge the serious discussion -- if not resolution -- on reducing the federal budget deficit. Even with a rate cut, our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK
Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.
      We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.
      As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.
      International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview
-----------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-----------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                 Now (11/30/95)   6 months ago     1 year ago       2 years ago
10-YEAR TREASURY RATE (1)             5.93           6.17             7.81              5.77
PRIME RATE (2)                        8.75           9.00             8.50              6.00
INFLATION RATE (3)                    2.74           3.18             2.60              2.74
THE U.S. DOLLAR (4)                  -1.57         - 9.31            -4.52              1.71
CAPITAL GOODS ORDERS (5) (*)          7.60          17.84            13.53             23.75
INDUSTRIAL PRODUCTION (6)             2.20           3.31             6.58              2.98
EMPLOYMENT GROWTH (7)                 1.50           2.29             3.15              2.58


(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.
 *   Data as of October 31, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.



      We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.
      Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.
      With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.
      With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER


December 12, 1995

Performance Update

[PHOTO OF GARY LANGBAUM]

GARY LANGBAUM HAS BEEN WITH KEMPER FINANCIAL SERVICE, INC. (KFS) SINCE 1988. HE IS NOW A SENIOR VICE PRESIDENT OF KFS AND THE PORTFOLIO MANAGER OF KEMPER TOTAL RETURN FUND. PRIOR TO HIS NEW POSITION, LANGBAUM WAS KEMPER'S DIRECTOR OF EQUITY RESEARCH AND A CHARTERED FINANCIAL ANALYST WITH 25 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND SECURITIES ANALYSIS. HE RECEIVED HIS BACHELOR'S DEGREE AND COMPLETED HIS MASTER'S OF BUSINESS ADMINISTRATION COURSEWORK FROM THE UNIVERSITY OF MARYLAND.

CHANGE, IN BOTH PORTFOLIO MANAGEMENT AND INVESTMENT STRATEGY, AGREED WITH KEMPER TOTAL RETURN FUND IN FISCAL 1995. BELOW PORTFOLIO MANAGER GARY LANGBAUM DETAILS THE CHANGES AND EXPLAINS HOW THEY COMBINED WITH THE MARKETS' STRENGTH FOR AN EXCELLENT YEAR FO THE FUND.

Q. GARY, CLASS A SHARES OF KEMPER TOTAL RETURN FUND ADVANCED 19.46 PERCENT IN THE LAST FISCAL YEAR, AND THE FUND JUMPED IN ITS PEER GROUP STANDINGS, AS RANKED BY LIPPER ANALYTICAL SERVICES, INC. (SEE PAGE 2). WHAT HAPPENED DURING THE FISCAL YEAR (NOVEMBER 1, 1994, THROUGH OCTOBER 31, 1995)?

A. Well, it was an extraordinary year for U.S. domestic markets -- and for a balanced fund like Kemper Total Return Fund, such strength from both the equity and fixed-income markets exposed us to the best of both worlds.
        In addition, the decision we made early in 1995 to adopt a more structured approach to the portfolio well positioned us to benefit from the market rallies. As was explained to shareholders in a special communication in April, we revised our investment strategy to invest approximately 60 percent of the fund's portfolio in stocks and 40 percent in bonds.
        The fixed-income portion of the portfolio serves as what we call a risk limiter -- investing in


-----------------------------------------------------------------------------
FIVE OF SIX ASSET CLASSES PRODUCED DOUBLE-DIGIT RETURNS
-----------------------------------------------------------------------------

Data show the fiscal year (November 1, 1994, to October 31, 1995) comparative total returns for the six asset classes that Kemper Total Return Fund invests in.

                                  [BAR GRAPH]

U.S. STOCKS(1)                         26.41%
INTERNATIONAL STOCKS(2)                -0.07%
U.S. GOV'T BONDS(3)                    15.69%
CORPORATE BONDS(4)                     15.65%
HIGH-YIELD BONDS(5)                    16.78%
INTERNATIONAL BONDS(6)                 15.19%


(1) Standard & Poor's 500, an unmanaged index of common stocks that is generally considered representative of the U.S. stock market

(2) Morgan Stanley Capital International EAFE Index, an unmanaged index that is generally considered a measure of international equities in 15 major world markets excluding the U.S. and Canada
(3) Salomon Brothers Broad Investment-Grade Bond Index, including Treasury issues with a maturity of one year or longer (unmanaged)
(4) Lehman Brothers Aggregate Bond Index
(5) Salomon Brothers High Yield Index
(6) Salomon Brothers World Government, Non-U.S. Governments Index, including the performance of leading government bond markets excluding the U.S. (unmanaged)

Performance Update

bonds tends to reduce the overall risk of the portfolio and enables us to aggressively manage the fund's stock holdings for capital appreciation. Our income comes from both the stocks and bonds.

Given that this strategy was implemented in 1995, a better measure of the progress we're making is our year-to-date returns. From January 1 to October 31, 1995, Class A Shares returned 22.42 percent.

Q. YOU STARTED MANAGING THE FUND IN FEBRUARY. WHAT WERE SOME OF THE CHANGES YOU INTRODUCED?

A. The most significant changes I've made have been to the equity portion of the portfolio. The fund now maintains larger positions in fewer individual stocks. When we see a stock we like, we need to be able to own enough for it to make a meaningful contribution to the fund. While the fund ended last year with 110 stocks with a weighted market capitalization of $8 billion, the fund closed fiscal 1995 with 75 stocks, averaging $14.5 billion in size.
   In addition, we now make larger commitments to favored stocks in industry sectors that we believe will be outperformers. Our experience with technology stocks this year is an excellent example. By taking advantage of the depth available in Kemper's equity department (including the two portfolio managers of Kemper Technology Fund and our four technology analysts) and based on my previous experience as a technology analyst, I was comfortable boosting our exposure to technology. Cisco Systems, Microsoft, Sun Microsystems, Applied Materials, Intel and Computer Associates were among the fund's top contributors.
   While most balanced funds had no more than 15 percent invested in technology,
27.7 percent of the common stocks in our fund was in technology. Given the technology rally in 1995, this difference is part of the reason for the fund's outperformance.
   As the year ended, the fund remained overweighted in the technology and financial sectors.
   We also are willing to be underweighted or have no weighting in a sector if there are few or no attractively priced stocks to own. For example, we are underweighted in both the utility and consumer nondurable areas, even though we own selected stocks in each.

Q. WE'VE HEARD SO MUCH ABOUT WHAT A GOOD YEAR IT WAS FOR THE STOCK MARKET -- DID THE FUND HAVE ANY "MISSES"?

A. It was a good year but many people failed to recognize that there was significant intramarket rotation -- although the broad market was going up, corrections of 10 percent or more did occur within sectors.
   The stocks that disappointed us in 1995 were in the retail sector (Home Depot, Nordstrom and Ann Taylor) and the health maintenance organizations (United Health and U.S. Health Care).
   The market was not kind to companies whose earnings fell short of estimates. But our response to a decline in price was not always to sell. If we perceived a long-term fundamental problem or if there was a change in management philosophy, we'd get out of the stock. But we welcomed other short-term declines as an opportunity to accumulate at an attractive price. For example, when Computer Associates fell from about $50 to $38 in July and August in response to concerns over a pending acquisition, we added to our position. The stock then reported strong results and ended October at $55 per share.
   My regrets about the year are the same regrets everyone else has: I wish the fund had more of the stocks that did well and I wish we'd gotten out of the poor performers sooner. This was a problem as we were restructuring the portfolio earlier in the year. It took longer than I would have liked to get out of our older, less liquid positions and into the stocks that we believed were poised for growth. Microsoft, a leading software company, was a stock that the fund owned a small position in when I became portfolio manager. We bought more shares in February, March and April in the $60 to $70 range. The stock moved as high as $108 before correcting to the $90 range.

Q. WE'RE REPORTING ON A YEAR WHEN INTEREST RATES BOTH ROSE AND FELL, WHICH AFFECTED INVESTMENT OPPORTUNITIES. HOW DID YOUR STRATEGY EVOLVE DURING THE YEAR?

A. Generally, I was optimistic about the economy and U.S. markets for most of the year, and the fund's investment in the longest maturity of intermediate government bonds was a measure of my optimism. The slowdown of the economy, however, did cause me to cut back the fund's investment in

Performance Update

high yield bonds in favor of higher grade bonds. When an economy is slowing, some credit deterioration is to be expected and we adjusted our allocation in an effort to avoid that.
   Having first sold our international equities and then our foreign bonds, we had no international assets in the portfolio by the end of the fiscal year. There are two reasons for this adjustment. The first is our optimism and outlook for U.S. opportunities. We were convinced that we could find many U.S. companies with significant upside potential but without the currency risk that foreign securities represent. Our second concern is the currency risk and its effect on asset value and our ability to produce income.
   Of course, the amount of assets we allocate to each class will vary at my discretion, based on an assessment of market conditions and other factors. I evaluate the attractiveness of each asset class with the help of the management specialists in the various classes.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?

A. I'm still bullish. At this point, I don't see any reason for us not to be able to have another good year. We're not going to replicate 1995, but I think the Dow Jones Industrial Average* could hit another high -- 6000 -- in 1996. If the economy can grow at a 2 percent to 2.5 percent rate, inflation remains tame, long-term interest rates fall below 6 percent and we get some action on the federal budget deficit, we should have another excellent year.
   The fund's weighting in financial stocks, combined with its holdings of longer-term government bonds, represents my doubling up on this outlook. However, because we're not looking for a sustained weakening in the economy, we have been buying some attractively priced economically sensitive stocks that could do well. These would include Allied Signal, Fluor, Emerson Electric, FMC and Monsanto.
*The Dow Jones Industrial Average impressed many market strategists by passing two milestones -- the 4000 and the 5000 marks -- in 1995.

Q. IF YOU EXPECT THE STOCK MARKET TO BE SO STRONG, WHY SHOULD SHAREHOLDERS BE IN A BALANCED FUND AS OPPOSED TO AN ALL-EQUITY FUND?

A. After the year we've had, I could be wrong on my optimistic forecast for 1996. After all, what are the chances that 1995's gains are going to be replicated? The risk is greater that it's not going to be replicated and that investors are going to need greater diversification in 1996 than they had in 1995. And that's what the fund's 35 percent to 40 percent in the fixed-income markets provides.


Terms to Know

BALANCED FUND Balanced funds, such as Kemper Total Return Fund, generally try to balance three different objectives: moderate long-term growth of capital, moderate income and moderate stability in an investor's principal.

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, as determined by multiplying the current price by the number of shares outstanding. The market value of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile.

MARKET CORRECTION A reverse movement, usually downward, in the price of the overall market. Corrections are to be expected over a long term.

TOTAL RETURN A fund's total return figure measures both the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

Performance Update



----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1995 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                                            LIFE OF
                                           1-YEAR   5-YEAR      10-YEAR     CLASS
KEMPER TOTAL RETURN FUND CLASS A           12.54%   12.45%      11.10%      11.50%  (SINCE 3/2/64)
KEMPER TOTAL RETURN FUND CLASS B           15.43      N/A         N/A        9.78   (SINCE 5/31/94)
KEMPER TOTAL RETURN FUND CLASS C           18.76      N/A         N/A       12.03   (SINCE 5/31/94)

----------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER TOTAL RETURN FUND CLASS A FROM 1/1/79 THROUGH 10/31/95
----------------------------------------------------------------------------

                                                       1/1/79     12/31/83     12/31/87     12/31/91    10/31/95
KEMPER TOTAL RETURN FUND CLASS A(1)                    $10,000    $25,975      $37,892      $72,062    $ 91,637
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX+       $10,000    $16,010      $26,419      $40,831    $ 55,191
RUSSELL 1000 GROWTH INDEX++                            $10,000    $21,421      $34,234      $72,895    $106,180

----------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER TOTAL RETURN FUND CLASS B FROM 5/31/94 THROUGH 10/31/95
----------------------------------------------------------------------------

                                                       5/31/94    12/31/94     10/31/95
KEMPER TOTAL RETURN FUND CLASS B(1)                    $10,000    $   964      $11,417
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX+       $10,000    $10,064      $11,680
RUSSELL 1000 GROWTH INDEX++                            $10,000    $10,529      $13,825

----------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER TOTAL RETURN FUND CLASS C FROM 5/31/94 THROUGH 10/31/95
----------------------------------------------------------------------------

                                                       5/31/94    12/31/94     10/31/95
KEMPER TOTAL RETURN FUND CLASS C(1)                    $10,000    $ 9,646      $11,751
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX+       $10,000    $10,064      $11,680
RUSSELL 1000 GROWTH INDEX++                            $10,000    $10,529      $13,825

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the applicable contingent deferred sales charge of 3%. The maximum contingent deferred sales charge is 4%. There is no sales charge for Class C Shares. Average annual returns reflect annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper Total Return Fund to the two indices, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the indices.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

++ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

Industry Sectors

A YEAR-TO-YEAR COMPARISON OF THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND

THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND CAN BE REVIEWED ACCORDING TO THE CONCENTRATION OF INDUSTRY SECTORS THAT THE FUND INVESTS IN. THE CHART BELOW PROVIDES A LOOK AT HOW THE COMPOSITION OF THE EQUITY PORTION OF THE PORTFOLIO HAS CHANGED IN A YEAR, BY PRESENTING THE FUND'S SECTORS REPRESENTED ON OCTOBER 31, 1995, AND ON OCTOBER 31, 1994.


                                  [BAR GRAPH]

                                 KEMPER TOTAL           KEMPER TOTAL
                                  RETURN FUND           RETURN FUND
                                AS OF 10/31/95         AS OF 10/31/94

BASIC INDUSTRIES                        8.1%                6.1%
CAPITAL GOODS                          12.0%                7.1%
TECHNOLOGY                             27.7%               19.3%
CONSUMER DURABLES                       0.0%                2.0%
CONSUMER NONDURABLES                   24.7%               30.7%
HEALTH CARE                            13.9%               11.5%
FINANCE                                10.1%               12.5%
TRANSPORTATION                          1.4%                2.7%
ENERGY                                  2.1%                3.1%
UTILITIES                               0.0%                2.7%
OTHER                                   0.0%                2.3%


Industry Sectors

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX, THE BENCHMARK FOR THE EQUITY PORTION OF THE FUND

THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND CAN BE COMPARED TO THE RUSSELL 1000 GROWTH INDEX AS A BENCHMARK. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT. THE CHART BELOW SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER TOTAL RETURN FUND REPRESENTED ON OCTOBER 31, 1995, COMPARED TO THE INDUSTRY SECTORS OF THE RUSSELL 1000 GROWTH INDEX.

                                  [BAR GRAPH]

                                 KEMPER TOTAL            RUSSELL 1000
                                  RETURN FUND            GROWTH FUND
                                AS OF 10/31/95          AS OF 10/31/95

BASIC INDUSTRIES                        8.1%                4.3%
CAPITAL GOODS                          12.0%               10.2%
TECHNOLOGY                             27.7%               22.1%
CONSUMER DURABLES                       0.0%                0.8%
CONSUMER NONDURABLES                   24.7%               34.0%
HEALTH CARE                            13.9%               15.4%
FINANCE                                10.1%                6.0%
TRANSPORTATION                          1.4%                0.3%
ENERGY                                  2.1%                2.0%
UTILITIES                               0.0%                4.3%
OTHER                                   0.0%                0.6%


Largest Holdings

THE FUND'S LARGEST EQUITY HOLDINGS

REPRESENTING 7.9% OF THE FUND'S TOTAL NET ASSETS ON OCTOBER 31, 1995


--------------------------------------------------------------------------------------------------------
    HOLDINGS                                                                                     PERCENT
--------------------------------------------------------------------------------------------------------
1.  INTEL           Leading manufacturer of microprocessors and semiconductor chips               1.9%
                    for use in personal computers.

2.  PHILIP MORRIS   The world's largest consumer marketing company with diversified               1.8%
                    product offerings, including tobacco, Kraft Cheese, Jello, Miller
                    Brewing and Maxwell House Coffee.

3.  JOHNSON &       The world's largest and most comprehensive manufacturer of health             1.4%
    JOHNSON         care products serving the consumer, pharmaceutical and professional markets.  Johnson & Johnson has a decentralized operating structure with 160 operating companies in 50 countries around the world, selling products in more than 175 countries.

4.  PROCTER &       The leading U.S. company marketing a broad range of laundry,                  1.4%
    GAMBLE          cleaning, paper, beauty care, health care, food and beverage products in more than 140 countries around the world. P&G's top-selling brands include Tide, Ariel, Crest, Pampers, Pantene,
                    Crisco, Vick's and Max Factor.

5.  COMPAQ          A leading manufacturer of personal computers.                                 1.4%
    COMPUTER


Largest Holdings

THE FUND'S LARGEST CORPORATE BOND HOLDINGS

REPRESENTING 2.2% OF THE FUND'S TOTAL NET ASSETS ON OCTOBER 31, 1995

-------------------------------------------------------------------------------------------------
   HOLDINGS                                                                               PERCENT
-------------------------------------------------------------------------------------------------
1. OWENS ILLINOIS   Leading diversified manufacturer of packaging products including         0.5%
                    glass bottles, plastic containers and multipack plastic carriers.
                    It is the largest manufacturer of glass bottles and containers in the U.S.

2. RJR NABISCO      The second largest producer of primarily branded cigarettes sold         0.5%
                    domestically and internationally. Through its 81 percent-owned subsidiary, it is the leading producer of crackers and cookies in the U.S. market with significant products in various other food categories.

3. BOISE CASCADE    One of the largest integrated paper products companies in the U.S.,      0.4%
                    with an annual capacity of about 3.2 million tons of paper and paperboard products.

4. UNITED AIRLINES  The world's largest capacity airline with major hubs in Chicago and      0.4%
                    Los Angeles as well as in the Pacific. Employees in 1994 acquired 55 percent of the company through an ESOP transaction.

5. DELTA AIRLINES   The third largest carrier in the U.S., with strong hubs in Atlanta,      0.4%
                    Cincinnati and Salt Lake City. Acquired translantic routes from
                    PanAm in 1990 and has a strong alliance with Virgin Atlantic Airways of London.


KEMPER TOTAL RETURN FUND

Portfolio of Investments at October 31, 1995
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT    VALUE
GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES
                                 8.75%, 2000                                     $ 7,300     $  8,178
                                 7.75%, 2000                                      14,000       14,998
                                 7.75%, 2001                                      77,500       84,160
                                 6.25%, 2003                                      12,500       12,707
                                 7.25%, 2004                                     180,000      194,690
                                 6.50%, 2005                                      20,800       21,512
------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS
                                 7.25%, 2016                                      89,600       98,014
                                 8.75%, 2017                                     129,000      162,197
------------------------------------------------------------------------------------------------------------
REPUBLIC OF ITALY
                                 6.875%, 2023                                      9,500        8,788
                                 ---------------------------------------------------------------------------
                                 TOTAL GOVERNMENT OBLIGATIONS--20.7%
                                 (Cost: $579,103)                                             605,244
                                 ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                 NUMBER OF SHARES                                               VALUE
COMMON STOCKS
----------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--4.8%
                               Air Products & Chemicals                         610,000        31,491
                               Alco Standard Corporation                        225,000        19,912
                               Armstrong World Industries                       366,700        21,773
                            (b)FMC Corp.                                        191,500        13,716
                               Georgia-Pacific Corp.                            200,000        16,500
                               Monsanto Co.                                     343,700        36,002
                               ---------------------------------------------------------------------------
                                                                                              139,394
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS,
MEDIA AND
ENTERTAINMENT--4.0%
                            (b)Airtouch Communications                          600,000        17,100
                            (b)DSC Communications Corp.                         228,400         8,451
                               Walt Disney Co.                                  500,000        28,813
                               Gillett Holdings, Inc.                            11,779           247
                            (b)Liberty Media Group, "A"                         175,000         4,309
                               Tele-Communications, Inc.                        700,000        11,900
                            (b)Tellabs Operations                               172,500         5,865
                            (b)Viacom International
                                  "A" shares                                    153,248         7,624
                                  "B" shares                                    304,990        15,249
                            (b)WorldCom, Inc.                                   486,500        15,872
                               ---------------------------------------------------------------------------
                                                                                              115,430
----------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE,
COMPONENTS, AND
SEMICONDUCTORS--12.3%
                            (b)Applied Materials, Inc.                          520,000        26,065
                            (b)Atmel Corporation                                698,600        21,831
                            (b)Bay Networks                                     202,500        13,416
                            (b)Cisco Systems                                    400,000        31,000
                            (b)Compaq Computer Corp.                            720,000        40,140
                               Hewlett-Packard, Co.                             405,000        37,513
                               Intel Corp.                                      809,000        56,529
                            (b)LSI Logic Corp.                                  470,000        22,149
                            (b)Parametric Technology Corp.                      200,000        13,400
                            (b)Silicon Graphics, Inc.                           586,600        19,504
                            (b)Sun Microsystems                                 414,000        32,292
                               Texas Instruments                                350,000        23,887
                            (b)3Com Corporation                                 200,000         9,400
                            (b)Xilinx, Inc.                                     300,000        13,800
                               ---------------------------------------------------------------------------
                                                                                              360,926
----------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               SHARES         VALUE
------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--3.9%
                            (a)Cimlinc Incorporated, "D", convertible
                                 preferred                                       37,716    $      142
                               Computer Associates International                555,000        30,525
                               First Data Corporation                           377,286        24,948
                               General Motors Corporation, "E"                  504,400        23,770
                            (b)Microsoft Corp.                                  350,000        35,000
                               ---------------------------------------------------------------------------
                                                                                              114,385
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND
SERVICES--8.0%
                               CPC International                                250,500        16,627
                               Coca-Cola Co.                                    335,000        24,078
                               Gillette Co.                                     330,000        15,964
                               Newell Co.                                       509,000        12,280
                               PepsiCo                                          621,800        32,800
                               Philip Morris Companies                          620,200        52,407
                               Procter & Gamble Co.                             495,900        40,168
                               Sara Lee Corp.                                   670,000        19,681
                               Warnaco Group                                    850,000        19,763
                               ---------------------------------------------------------------------------
                                                                                              233,768
----------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH
CARE--8.2%
                               Abbott Laboratories                              604,800        24,041
                               Baxter International                             450,000        17,381
                               Columbia/HCA Healthcare Corp.                    439,200        21,576
                               Johnson & Johnson                                500,600        40,799
                               Eli Lilly & Co.                                  300,000        28,987
                               Medtronic, Inc.                                  310,000        17,902
                               Merck & Co., Inc.                                425,000        24,437
                               Pfizer Inc.                                      470,000        26,966
                               SmithKline Beecham PLC                           525,000        27,234
                               Stryker Corp.                                    200,000         9,025
                               ---------------------------------------------------------------------------
                                                                                              238,348
----------------------------------------------------------------------------------------------------------
ENERGY--1.2%
                               Enron Corp.                                      473,400        16,273
                               Mobil Corp.                                      200,000        20,150
                               ---------------------------------------------------------------------------
                                                                                               36,423
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--5.9%
                               American International Group, Inc.               375,000        31,641
                               Banc One Corporation                             450,000        15,188
                            (a)College Construction Loan Insurance
                               Association, "A", convertible preferred          534,189         5,817
                               Dean Witter Discover                             310,000        15,423
                               Federal National Mortgage Association            250,000        26,219
                               First USA                                        218,400        10,046
                               General Re Corp.                                 105,000        15,212
                               MGIC Investment Corp.                            302,400        17,199
                               Merrill Lynch & Co.                              400,000        22,200
                               NationsBank                                      225,000        14,794
                               ---------------------------------------------------------------------------
                                                                                              173,739
----------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------
MANUFACTURING AND CAPITAL
GOODS--7.0%
                               Allied-Signal                                    605,000    $   25,713
                               B.F. Goodrich Co.                                200,000        13,175
                               Boeing Co.                                       420,000        27,563
                               Emerson Electric Co.                             337,800        24,068
                               Fluor Corp.                                      450,000        25,425
                               General Electric Co.                             535,000        33,839
                               Magna International, "A"                         270,000        11,678
                               Xerox Corporation                                205,000        26,599
                               York International Corp.                         406,500        17,784
                               ---------------------------------------------------------------------------
                                                                                              205,844
----------------------------------------------------------------------------------------------------------
RETAILING--2.6%
                            (b)CUC International                                329,050        11,393
                            (b)Federated Department Stores                      900,000        22,838
                               May Department Stores Co.                        410,000        16,093
                            (b)OfficeMax                                      1,004,600        24,864
                               Thrifty Payless Holdings                         109,250           437
                               ---------------------------------------------------------------------------
                                                                                               75,625
----------------------------------------------------------------------------------------------------------
TRANSPORTATION--.8%
                               Union Pacific Corp.                              300,000        19,613
                            (b)Wisconsin Central Transportation
                               Corporation                                       72,600         4,374
                               ---------------------------------------------------------------------------
                                                                                               23,987
                               ---------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--58.7%
                               (Cost: $1,362,594)                                           1,717,869
                               ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT         VALUE
CORPORATE OBLIGATIONS
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS,
MEDIA AND
ENTERTAINMENT--3.7%
                               Adelphia Communications Corporation,
                                 12.50%, 2002                                   $ 2,640         2,574
                               CF Cable TV, Inc., 11.625%, 2005                   1,060         1,142
                               Cablevision Industries Corporation, 10.75%,
                                 2002                                             6,300         6,851
                               Century Communications Corporation, 9.50%,
                                 2005                                             7,000         7,070
                               Cinemark USA, Inc., 12.00%, 2002                   3,230         3,488
                               Comcast Corporation, 10.625%, 2012                 7,000         7,682
                               Continental Cablevision, Inc.
                                 8.875%, 2005                                     2,000         2,090
                                 9.50%, 2013                                      5,000         5,237
                               Cox Communications, 6.375%, 2000                   9,500         9,479
                               MCI Communications, 7.50%, 2004                    4,000         4,217
                               News American Holdings, 9.25%, 2013                9,500        10,810
                               Rogers Cablesystems Limited, 10.00%, 2005          4,900         5,120
                               Rogers Cantel, 11.125%, 2002                       6,990         7,374
                               TCI Communications, 8.65%, 2004                    9,500        10,213
                               Time Warner Entertainment Company, L.P.,
                                 8.375%, 2033                                     9,500         9,624
                               Univision TV, 11.75%, 2001                         7,000         7,595
                               Viacom International, Inc., 8.00%, 2006            7,000         6,947
                               ---------------------------------------------------------------------------
                                                                                              107,513
----------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS,
HEALTHCARE AND
RETAILING--4.0%
                               American Home Products, 7.90%, 2005           $    9,500    $   10,345
                               Columbia/HCA Healthcare Corp., 6.91%, 2005         9,500         9,601
                               Federated Department Stores, 10.00%, 2001          9,500        10,165
                               Grand Union Company, 12.00%, 2004                  7,000         6,720
                               Host Marriott Travel Plazas, Inc., 9.50%,
                                 2005                                             1,500         1,474
                               May Department Stores Co., 7.50%, 2015             4,500         4,640
                               Owens-Illinois, Inc., 11.00%, 2003                13,590        15,085
                               P&C Food Markets, Inc., 11.50%, 2001                  60            59
                               Pathmark Stores, Inc.
                               11.625%, 2002                                      3,700         3,848
                               9.625%, 2003                                       3,000         2,970
                               Penn Traffic Company
                               10.25%, 2002                                         150           139
                               10.65%, 2004                                       2,100         1,963
                               10.375%, 2004                                      4,610         4,235
                               Philip Morris Companies
                               8.25%, 2003                                        4,500         4,896
                               7.25%, 2003                                        5,000         5,126
                               Philips Electronics N.V., 8.375%, 2006             9,100        10,135
                               RJR Nabisco Inc.
                               8.00%, 2000                                        4,500         4,719
                               8.75%, 2005                                        9,500         9,432
                               Ralph's Grocery, 13.75%, 2005                      1,000         1,056
                               Sweetheart Cup Company Inc., 10.50%, 2003          2,850         2,822
                               Tenet Healthcare
                                 9.625%, 2002                                       580           625
                               10.125%, 2005                                      6,420         6,934
                               ---------------------------------------------------------------------------
                                                                                              116,989
----------------------------------------------------------------------------------------------------------
ENERGY--1.9%
                               Commonwealth Edison Co., 8.125%, 2007              9,500         9,767
                               Gulf Canada Resources Limited, 9.25%, 2004         7,000         7,053
                               Parker & Parsley Petroleum, 8.25%, 2007            6,000         6,248
                               Repsol International Finance, 7.00%, 2005          5,000         5,141
                               Texas Utilities Company, 6.75%, 2003               9,500         9,542
                               TransTexas Gas Corporation, 11.50%, 2002           7,000         7,315
                               USX Corporation, 9.375%, 2012                      9,500        10,731
                               ---------------------------------------------------------------------------
                                                                                               55,797
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--3.6%
                               ABN-AMRO Bank, 8.25%, 2009                         9,500        10,318
                               Abbey National First Capital, 8.20%, 2004          9,500        10,474
                               Associates Corp. N.A., 8.25%, 1999                 9,500        10,165
                               Capital One Bank, 8.125%, 2000                     9,500        10,044
                               Citicorp, 7.625%, 2005                             4,000         4,243
                               Comdata Network, Inc.
                                 12.50%, 1999                                     3,310         3,699
                               13.25%, 2002                                       3,690         4,336
                               Commercial Credit, 7.375%, 2005                    9,500         9,932
                               First USA Bank, 8.10%, 1997                        9,500         9,733
                               GMAC Medium Term Note, 8.50%, 2000                 9,500        10,341
                               Lehman Brothers Holdings, 7.125%, 2003             9,500         9,541
                               Malayan Banking Berhad, 7.125%, 2005               5,000         5,065
                               Sears Roebuck Acceptance Corp., 6.75%, 2005        9,500         9,505
                               ---------------------------------------------------------------------------
                                                                                              107,396
----------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
----------------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
MANUFACTURING--2.3%
                               Boise Cascade Corp.
                                 9.85%, 2002                                 $    4,000    $    4,610
                               9.45%, 2009                                        5,500         6,503
                               CSR America, 6.875%, 2005                          9,500         9,589
                               Case Corp., 7.25%, 2005                            5,000         5,125
                               Champion International Corporation, 7.10%,
                                 2005                                             5,000         5,091
                               Crown Paper, 11.00%, 2005                          5,000         4,750
                               James River Corp., 8.375%, 2001                    9,500        10,318
                               Lockheed Corp., 6.75%, 2003                        5,000         5,069
                               Magna International, 5.25%, 2005                   2,750         2,798
                               Nortek, Inc., 9.875%, 2004                         5,220         4,868
                               Raytheon Co., 6.50%, 2005                          9,500         9,479
                               ---------------------------------------------------------------------------
                                                                                               68,200
----------------------------------------------------------------------------------------------------------
TRANSPORTATION--.8%
                               Delta Airlines, 9.75%, 2021                        9,500        10,862
                               United Airlines
                               11.21%, 2014                                       5,000         6,023
                               9.56%, 2018                                        4,750         5,058
                               ---------------------------------------------------------------------------
                                                                                               21,943
                               ---------------------------------------------------------------------------
                               TOTAL CORPORATE OBLIGATIONS--16.3%
                               (Cost: $460,455)                                               477,838
                               ---------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--2.6%
                               Yield--5.80% to 5.87%
                               Due--November and December 1995
                               Caterpillar Financial Services Corporation         7,200         7,193
                               ConAgra, Inc.                                      7,600         7,563
                               Countrywide Funding Corporation                   15,200        15,195
                               Dayton Hudson Corporation                          3,000         2,987
                               Finova Capital Corporation                        28,000        27,971
                               GTE Finance Corporation                           11,000        10,992
                               Sheffield Receivables Corp.                        3,800         3,799
                               ---------------------------------------------------------------------------
                               TOTAL MONEY MARKET INSTRUMENTS--2.6%
                               (Cost: $75,701)                                                 75,700
                               ---------------------------------------------------------------------------
                               TOTAL INVESTMENTS--98.3%
                               (Cost: $2,477,853)                                           2,876,651
                               ---------------------------------------------------------------------------
                               OTHER ASSETS, LESS LIABILITIES--1.7%                            49,891
                               ---------------------------------------------------------------------------
                               NET ASSETS--100%                                            $2,926,542
                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. No market quotations were available for unrestricted securities of the same class on the dates of acquisition or on October 31, 1995. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At October 31, 1995, the aggregate value of the Fund's restricted securities was $5,959,000, which represented .20% of net assets.

                                                                     DATE OF         NUMBER        COST
                       SECURITY DESCRIPTION                        ACQUISITION      OF SHARES    PER SHARE
   ------------------------------------------------------------------------------------------------------------
   Cimlinc Incorporated, "D", convertible preferred               December 1983       37,716       $8.75
   ------------------------------------------------------------------------------------------------------------
   College Construction Loan Insurance Association, "A",
   convertible preferred                                          September 1991     534,189        9.31
   ------------------------------------------------------------------------------------------------------------

(b) Non-income producing security.

    Based on the cost of investments of $2,477,853,000 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $417,776,000, the aggregate gross unrealized depreciation was $18,978,000 and the net unrealized appreciation on investments was $398,798,000.

                                                   Portfolio of Investments

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER TOTAL RETURN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Total Return Fund as of October 31, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Total Return Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

December 15, 1995

                                             Report of Independent Auditors

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
(in thousands)

------------------------------------------------------------------------------------------
 ASSETS

Investments, at value
(Cost: $2,477,853)                                                              $2,876,651
------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                   1,207
------------------------------------------------------------------------------------------
  Investments sold                                                                  39,853
------------------------------------------------------------------------------------------
  Dividends and interest                                                            26,927
------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                 2,944,638
------------------------------------------------------------------------------------------

 LIABILITIES AND NET ASSETS

Cash overdraft                                                                         110
------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                               6,014
-------------------------------------------------------------------------------------------
  Investments purchased                                                              7,983
-------------------------------------------------------------------------------------------
  Management fee                                                                     1,310
-------------------------------------------------------------------------------------------
  Distribution services fee                                                            714
-------------------------------------------------------------------------------------------
  Administrative services fee                                                          581
-------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                             1,277
-------------------------------------------------------------------------------------------
  Other                                                                                107
-------------------------------------------------------------------------------------------
    Total liabilities                                                               18,096
-------------------------------------------------------------------------------------------
NET ASSETS                                                                      $2,926,542
-------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS

Paid-in capital                                                                 $2,358,916
-------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                     139,014
-------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                         398,798
-------------------------------------------------------------------------------------------
Undistributed net investment income                                                 29,814
-------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                     $2,926,542
-------------------------------------------------------------------------------------------
 THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,772,822 / 167,193 shares outstanding)                                        $10.60
-------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                      $11.25
-------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,135,827 / 107,242 shares outstanding)                                        $10.59
-------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($5,357 / 505 shares outstanding)                                                $10.61
-------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,536 / 1,182 shares outstanding)                                             $10.61
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                         Financial Statements

STATEMENT OF OPERATIONS
Year ended October 31, 1995
(in thousands)

 INVESTMENT INCOME

  Interest                                                                          $ 85,861
--------------------------------------------------------------------------------------------
  Dividends                                                                           30,292
--------------------------------------------------------------------------------------------
    Total investment income                                                          116,153
--------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                      15,147
--------------------------------------------------------------------------------------------
  Distribution services fee                                                            8,329
--------------------------------------------------------------------------------------------
  Administrative services fee                                                          6,766
--------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                              10,288
--------------------------------------------------------------------------------------------
  Professional fees                                                                       94
--------------------------------------------------------------------------------------------
  Reports to shareholders                                                                614
--------------------------------------------------------------------------------------------
  Registration fees                                                                      582
--------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                55
--------------------------------------------------------------------------------------------
    Total expenses                                                                    41,875
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 74,278
--------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on sales of investments                                          166,489
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                               250,703
--------------------------------------------------------------------------------------------
Net gain on investments                                                              417,192
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $491,470
--------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED OCTOBER 31,
                                                                  1995                 1994
----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                        $   74,278               45,058
----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        166,489              (22,890)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           250,703             (162,556)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      491,470             (140,388)
----------------------------------------------------------------------------------------------
Net equalization credits (charges)                                 (3,257)               1,040
----------------------------------------------------------------------------------------------
  Distribution from net investment income                         (61,461)             (43,250)
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                                  --             (145,818)
----------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (61,461)            (189,068)
----------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions          (364,532)           1,683,051
----------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            62,220            1,354,635
----------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                               2,864,322            1,509,687
----------------------------------------------------------------------------------------------
END OF YEAR (INCLUDING UNDISTRIBUTED
NET INVESTMENT INCOME OF
$29,814 AND $12,277, RESPECTIVELY)                             $2,926,542            2,864,322
----------------------------------------------------------------------------------------------

                                                       Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Total Return Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A

                                              Notes to Financial Statements
                             shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             The Fund declares and pays dividends on a quarterly basis. Net realized capital gains, if any, will be distributed at least annually. Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining gradually to .42% of average daily net assets in excess of $12.5 billion. The
                             Fund incurred a management fee of $15,147,000 for the year ended October 31, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                         COMMISSIONS ALLOWED BY KDI
                                                                    COMMISSIONS        -------------------------------
                                                                  RETAINED BY KDI      TO ALL FIRMS      TO AFFILIATES
                                                                  ---------------      ------------      -------------
                                    Year ended
                                    October 31, 1995                 $206,000            1,642,000          218,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C

                                              Notes to Financial Statements
                             shares and the CDSC received in connection with the redemption of Class B shares are as follows:

                                                                                                  COMMISSIONS AND
                                                                                                 DISTRIBUTION FEES
                                                                    DISTRIBUTION FEES               PAID BY KDI
                                                                    AND CDSC RECEIVED     -------------------------------
                                                                         BY KDI           TO ALL FIRMS     TO AFFILIATES
                                                                    -----------------     ------------     --------------
                                    Year ended
                                    October 31, 1995                   $11,647,000          3,784,000          376,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                               ASF PAID BY KDI
                                                                      ASF PAID BY       ------------------------------
                                                                    THE FUND TO KDI     TO ALL FIRMS     TO AFFILIATES
                                                                    ---------------     ------------     -------------
                                    Year ended
                                    October 31, 1995                  $ 6,766,000         6,685,000        1,010,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended October 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $7,970,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended October 31, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $43,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1995, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                $3,826,883
                             Proceeds from sales                       3,905,053

                                              Notes to Financial Statements

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                         YEAR ENDED OCTOBER 31,
                                                             1995                              1994
                                                     ----------------------------------------------------------
                                                     SHARES         AMOUNT             SHARES        AMOUNT
                                                     ------         ------             ------        ------
                                    ---------------------------------------------------------------------------
                                     SHARES SOLD
                                     --------------------------------------------------------------------------
                                     Class A          14,502       $ 135,398            31,207       $  297,652
                                    ---------------------------------------------------------------------------
                                     Class B          15,052         143,653            10,573           95,681
                                    ---------------------------------------------------------------------------
                                     Class C             395           3,809               220            1,981
                                    ---------------------------------------------------------------------------
                                     Class I           1,310          13,241                --               --
                                    ---------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------
                                     SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                     Class A           4,083          39,343            17,063          165,753
                                    ---------------------------------------------------------------------------
                                     Class B           1,801          17,381               702            6,454
                                    ---------------------------------------------------------------------------
                                     Class C               6              61                 1                9
                                    ---------------------------------------------------------------------------
                                     Class I              10             108                --               --
                                    ---------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------
                                     SHARES REDEEMED
                                    ---------------------------------------------------------------------------
                                     Class A         (47,282)       (445,366)          (35,399)        (330,847)
                                    ---------------------------------------------------------------------------
                                     Class B         (28,454)       (269,650)          (12,294)        (110,801)
                                    ---------------------------------------------------------------------------
                                     Class C            (110)         (1,072)               (7)             (68)
                                    ---------------------------------------------------------------------------
                                     Class I            (138)         (1,438)               --               --
                                    ---------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------
                                     CONVERSION OF SHARES
                                     --------------------------------------------------------------------------
                                     Class A           7,674          72,592             9,282           83,900
                                    ---------------------------------------------------------------------------
                                     Class B          (7,680)        (72,592)           (9,291)         (83,900)
                                    ---------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------
                               (a)   SHARES ISSUED IN ACQUISITION
                                     --------------------------------------------------------------------------
                                     Class A              --              --            31,665          292,476
                                    ---------------------------------------------------------------------------
                                     Class B              --              --           136,833        1,264,761
                                    ---------------------------------------------------------------------------
                                     NET INCREASE (DECREASE)
                                     FROM CAPITAL SHARE
                                     TRANSACTIONS                  $(364,532)                        $1,683,051
                                    ---------------------------------------------------------------------------


                             (a) On May 27, 1994, the Fund acquired the assets of Kemper Investment Portfolios - Total Return
                                    Portfolio in a tax-free exchange.

                                      24

                                              Notes to Financial Statements

                                                          ---------------------------------------------
                                                                       CLASS A

                                                                YEAR ENDED OCTOBER 31,
                                                     1995      1994      1993      1992      1991
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $ 9.10     11.23     10.07     10.07      7.78
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .29       .19       .30       .22       .36
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             1.46     (1.01)     1.54       .37      2.42
-------------------------------------------------------------------------------------------------------
Total from investment operations                      1.75      (.82)     1.84       .59      2.78
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .25       .23       .24       .29       .49
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                   --      1.08       .44       .30        --
-------------------------------------------------------------------------------------------------------
Total dividends                                        .25      1.31       .68       .59       .49
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $10.60      9.10     11.23     10.07     10.07
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         19.46%    (7.92)    19.08      6.09     37.20
 RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.12%     1.13      1.02      1.06      1.03
-------------------------------------------------------------------------------------------------------
Net investment income                                 3.00      2.34      2.94      2.23      3.96
-------------------------------------------------------------------------------------------------------

                                                  CLASS B                        CLASS C              CLASS I

                                                           MAY 31,                         MAY 31,         JULY 3,
                                         YEAR ENDED        1994 TO       YEAR ENDED        1994 TO         1995 TO
                                         OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                            1995            1994            1995            1994            1995
--------------------------------------------------------------------      --------------------------        -------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $ 9.09            9.24            9.09            9.24           10.07
--------------------------------------------------------------------     ---------------------------     ----------------
Income from investment operations:
  Net investment income                          .20             .06             .21             .06             .10
--------------------------------------------------------------------     ---------------------------     ----------------
  Net realized and unrealized gain (loss)        1.46           (.16)           1.48            (.16)            .52
--------------------------------------------------------------------     ---------------------------     ----------------
Total from investment operations                1.66            (.10)           1.69            (.10)            .62
--------------------------------------------------------------------     ---------------------------     ----------------
Less distribution from net investment
  income                                         .16             .05             .17             .05             .08
--------------------------------------------------------------------     ---------------------------     ----------------
Net asset value, end of period                $10.59            9.09           10.61            9.09           10.61
--------------------------------------------------------------------      --------------------------        -------------
TOTAL RETURN (NOT ANNUALIZED)                  18.42%          (1.06)          18.76           (1.05)           6.21%
--------------------------------------------------------------------      --------------------------        -------------
 ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                        2.05%           2.03            1.86            2.00             .61
--------------------------------------------------------------------     ---------------------------     ----------------
Net investment income                           2.07            1.57            2.26            1.60            2.97
--------------------------------------------------------------------     ---------------------------     ----------------
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                      YEAR ENDED OCTOBER 31,
                                                    1995          1994          1993          1992         1991
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $2,926,542     2,864,322     1,509,687     1,212,896     998,465
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 142%          121           180           150         157
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

                                                       Financial Highlights

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper Total Return Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:
-Election of Trustees

                                        For                  Withheld
David W. Belin                          160,421,963          4,893,333
Lewis A. Burnham                        160,554,215          4,761,091
Donald L. Dunaway                       160,537,684          4,777,612
Robert B. Hoffman                       160,554,215          4,761,081
Donald R. Jones                         160,455,026          4,860,270
David B. Mathis                         160,421,963          4,893,333
Shirley D. Peterson                     160,355,837          4,959,459
William P. Sommers                      160,504,621          4,810,675
Stephen B. Timbers                      160,537,684          4,777,612

-Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

For                            Against                      Abstain
156,266,142                    2,550,714                    6,498,440

-Approval of new investment management agreement

For                           Against                       Abstain
152,567,329                   4,261,348                     8,486,619

-Approval of new 12b-1 distribution plan

                             For                           Against                    Abstain
 Class B
 Shares                      56,810,678                    2,393,999                  3,881,604
 Class C
 Shares                         201,196                        3,057                     19,158


                                    NOTES

Trustees and Officers

TRUSTEES
STEPHEN B. TIMBERS
President and Trustee
DAVID W. BELIN
Trustee
LEWIS A. BURNHAM
Trustee
DONALD L. DUNAWAY
Trustee
ROBERT B. HOFFMAN
Trustee
DONALD R. JONES
Trustee
DAVID B. MATHIS
Trustee
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

OFFICERS
GARY A. LANGBAUM
Vice President
JOHN E. PETERS
Vice President
STEVEN H. REYNOLDS
Vice President
PHILIP J. COLLORA
Vice President
and Secretary
CHARLES F. CUSTER
Vice President and
Assistant Secretary
JEROME L. DUFFY
Treasurer
ELIZABETH C. WERTH
Assistant Secretary



Legal Counsel                             Vedder, Price, Kaufman & Kammholz
                                          222 North LaSalle Street
                                          Chicago, IL 60601

Shareholder Service Agent                 Kemper Service Company
                                          P.O. Box 419557
                                          Kansas City, MO 64141
                                          1-800-621-1048

Custodian and Transfer Agent              Investors Fiduciary Trust Company
                                          127 West 10th Street
                                          Kansas City, MO 64105


Independent Auditors                      Ernst & Young LLP
                                          233 South Wacker Drive
                                          Chicago, IL 60606

Investment Manager                        Kemper Financial Services, Inc.


Principal Underwriter                     Kemper Distributors, Inc.
                                          120 South LaSalle Street
                                          Chicago, IL 60603


[Recycled paper logo]                          [KEMPER MUTUAL FUNDS LOGO]
Printed on recycled paper.
This report is not to be distributed           1006780
unless preceded or accompanied by a            Printed in the U.S.A.
Kemper Equity Funds prospectus.
KTRF - 2 (12/95)